UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2025

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 18, 2025, Intellia Therapeutics, Inc. (Intellia or the Company) issued a press release titled “Intellia Announces Positive Two-Year Follow-Up Data from Ongoing Phase 1 Study of Nexiguran Ziclumeran (nex-z), in Patients with Hereditary Transthyretin (ATTR) Amyloidosis with Polyneuropathy at Peripheral Nerve Society Annual Meeting.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 18, 2025, the Company announced positive two-year follow-up data from the ongoing Phase 1 trial of investigational nexiguran ziclumeran (nex-z, also known as NTLA-2001) in patients with transthyretin (ATTR) amyloidosis. Nex-z is an investigational in vivo CRISPR-based gene editing therapy in development as a one-time treatment for ATTR amyloidosis. The Phase 1 trial is an open-label, two-part study evaluating the safety and activity of nex-z in patients with either ATTR amyloidosis with cardiomyopathy (ATTR-CM) or hereditary ATTR amyloidosis with polyneuropathy (ATTRv-PN). Development and commercialization of nex-z is led by the Company as part of a multi-target collaboration with Regeneron Pharmaceuticals, Inc.

ATTR-PN Phase 1 Results

Across patients who received a one-time dose of 0.3 mg/kg or higher (n=33), the mean serum TTR reduction by Day 28 was 90% (corresponding mean absolute serum TTR level of 23.8 µg/mL), with levels remaining virtually unchanged for at least 24 months.

In newly reported data, favorable trends indicating stability or improvement were observed in patients with ATTRv-PN, including six patients previously on patisiran for a mean(sd) of 5.5(1.7) years, who had evidence of disease progression prior to entering the study. Stability or improvement was based on evaluation of multiple clinical and biomarker measures, including Neuropathy Impairment Score (NIS), modified Neuropathy Impairment Score +7 (mNIS+7), modified BMI (mBMI), Norfolk Quality of Life-Diabetic Neuropathy (QoL-DN) questionnaire and neurofilament light chain (NfL). Among the 18 patients in whom a mNIS+7 assessment was completed at 24 months, 14 out of 18 demonstrated a clinically meaningful improvement of ≥4 points as of the April 11, 2025 data cutoff, including 5 of the 6 patients who were previously progressing on patisiran. The clinical and biomarker measure results are detailed in the table below.

In the table below, a negative change in the data reflects improvement in the NIS, mNIS+7, Norfolk QoL-DN and NfL results, and a positive change in the data reflects improvement in the mBMI result. The Phase 1 study is ongoing and the reported results reflect the available data as of the data cutoff.

Clinical and Biomarker Measures	Change from Baseline at Month 12	Change from Baseline at Month 24
Part 1: Dose-escalation portion (N=15)[1]
NIS, mean (SD)	-2.0 (5.3)	-4.5 (7.4)
Part 2: Dose expansion portion (N=21)[1]
NIS, mean (SD)	-2.1 (10.2)	-5.2 (10.7)
mNIS+7, mean (SD) (overall)	-0.6 (11.1)	-8.5 (9.6)
mNIS+7, mean (SD) (patients previously on patisiran)[2]	-6.3 (11.6)	-6.5 (9.8)
Full cohort N=36[3]
Norfolk QoL-DN, mean (SD)[4]	-3.5 (21.0)	-8.5 (19.3)
NfL (% change from baseline)[5]	-8.6 (41.7)	N/A6
mBMI, mean (SD)[4]	13.4 (93.2)	39.0 (87.1)

1 Data cutoff April 11, 2025; 2 N=6; 3 24-month data in 19 patients; 4 Data cutoff August 21, 2024; 5 Data cutoff April 12, 2024;

6 N/A: Data not available at Month 24

Nex-z has been generally well tolerated as of the data cutoff date across all patients and at all dose levels tested. The most commonly reported treatment-related adverse events were infusion-related reactions, which were mild or moderate, and did not result in any discontinuations. Observed liver enzyme abnormalities were not considered serious, were asymptomatic and resolved spontaneously without medical intervention or sequela.

In addition, the Company noted that enrollment in the Phase 3 MAGNITUDE-2 study of nex-z for ATTRv-PN is progressing well. The MAGNITUDE-2 study is designed to measure clinical outcomes and evaluate how a single dose of nex-z can lead to reduction in serum TTR, to support a potential BLA submission by 2028. The Company’s pivotal Phase 3 MAGNITUDE study of nex-z for ATTR-CM is currently enrolling, and the Company anticipates enrollment completion by early 2027.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the safety, tolerability, efficacy, success and advancement of its clinical programs for nexiguran ziclumeran or “nex-z” (also known as NTLA-2001) for transthyretin (ATTR) amyloidosis, including the ability to successfully complete its global Phase 3 MAGNITUDE-2 study for hereditary ATTR amyloidosis with polyneuropathy (ATTRv-PN) pursuant to its clinical trial applications and investigational new drug submissions; its belief that enrollment continues to progress well in the MAGNITUDE-2 study; its expectation to be able to support a potential biologics license application submission for nex-z for the treatment of ATTRv-PN by 2028; and its expectation to be able to complete enrollment of the pivotal Phase 3 MAGNITUDE study for ATTR amyloidosis with cardiomyopathy by early 2027.

Any forward-looking statements in this current report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to valid third party intellectual property; risks related to Intellia’s relationship with third parties, including its licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, including nex-z; uncertainties related to the authorization, initiation and conduct of studies and other development requirements for our product candidates, including uncertainties related to regulatory approvals to conduct clinical trials, including our ability to enroll and complete our clinical trials; the risk that any one or more of Intellia’s product candidates, including nex-z, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies for the same product candidate or Intellia’s other product candidates; and risks related to Intellia’s reliance on collaborations, including that its collaboration with Regeneron Pharmaceuticals, Inc. will not continue or will not be successful. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this current report on Form 8-K is as of the date of the report, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: May 19, 2025	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President